--------------------------------------------------------------------------------
              THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC.
                       SEMI-ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISOR
--------------------------------------------------------------------------------


                                                                   July 31, 2000


Dear Shareholder:

     In the first half of the year, fears of an open-ended tightening policy by the Federal Reserve peaked in May, which resulted in a subsequent relief in the market as the U.S. economy seemed to decelerate significantly. During the period, the Federal Reserve tightened short-term rates by 1.00% in an attempt to engineer a "soft landing" for the U.S. economy. In the first six months of the new millennium we have witnessed unprecedented volatility in both the Treasury yield curve and the spread sectors. The Treasury curve inverted sharply in the first quarter, but as weak economic data emerged in the second quarter, market participants embraced an economic "soft landing" scenario causing the yield curve to steepen. The downward revision in growth expectations allowed spread sectors to rally in the month of June, but year-to-date their performance still trails Treasuries.

     While fears of a hawkish Federal Reserve and consequent risks of a "hard-landing" may not materialize immediately, the risks are skewed in that direction. A longer period of subdued financial market performance is necessary to enable the labor markets to build up slack, which is an important pre-condition for the Fed to achieve its goal.

     This report contains a summary of market conditions during the semi-annual period and a review of portfolio strategy by your Trust's managers in addition to the Trust's unaudited financial statements and a detailed list of the portfolio's holdings. Continued thanks for your confidence in BlackRock. We appreciate the opportunity to help you achieve your long-term investment goals.

Sincerely,


/s/ Laurence D. Fink                               /s/ Ralph L. Schlosstein
--------------------                               ------------------------
Laurence D. Fink                                   Ralph L. Schlosstein
Chairman                                           President

                                                                   July 31, 2000


Dear Shareholder:


     We are pleased to present the unaudited semi-annual report for The BlackRock Insured Municipal 2008 Term Trust Inc. ("the Trust") for the six months ended June 30, 2000. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize developments in the fixed income markets and discuss recent portfolio management activity.

     The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BRM". The Trust's investment objective is to manage a portfolio of municipal debt securities that will return $15 per share (an amount equal to the Trust's initial public offering price) to investors on or about December 31, 2008, while providing high current income exempt from regular federal income tax. The Trust seeks to achieve this objective by investing in high credit quality ("AAA" or insured to "AAA") tax-exempt general obligation and revenue bonds issued by city, county and state municipalities throughout the United States.

     The table below summarizes the changes in the Trust's stock price and NAV over the past six months:

                           -----------------------------------------------------
                              6/30/00   12/31/99    CHANGE     HIGH       LOW
--------------------------------------------------------------------------------
  STOCK PRICE                 $14.125    $13.75       2.73%   $14.125   $13.375
--------------------------------------------------------------------------------
  NET ASSET VALUE (NAV)       $16.03     $16.00       0.19%   $16.08    $15.54
--------------------------------------------------------------------------------


THE FIXED INCOME MARKETS

     The dynamic expansion of the U.S. economy continues undaunted by Federal Reserve Chairman Greenspan's attempt to brake the economy, short of stalling it into a recession. The labor markets remain tight, growth remains strong with 5%+ annualized growth rates and inflation pressures continue to be offset by increased productivity. However, the Fed remains cautious, in their February minutes it was noted that: "Other members acknowledged that the Committee might need to move more aggressively at a later meeting should imbalances continue to build and inflation expectations clearly begin to pick up." At the Federal Reserve meeting in November, February and March the Fed raised the discount rate by 0.25% at each meeting and a 0.50% increase was made in May to bring the current discount rate to 6.50%.

     The Treasury Yield curve experienced a complex set of dynamics, which has inverted the curve and may continue to invert the curve for the foreseeable future. The yields on the short-end of the curve increased sharply during the period in response to three Federal Reserve increases to the discount rate and perceived future Fed actions in the coming months. The long-end of the curve is reacting to the "official" announcement that the Treasury will buy back $30 billion of Treasuries with maturities ranging from 10 to 30 years. With a decreasing supply of available Treasuries, a balanced budget, and an unchanged demand for longer maturity Treasuries, we would anticipate this condition to continue. This condition is further augmented by Treasury auction activity, as they reduce the available bonds on the long end of the curve they continue to add supply in the 1-10 year range through periodic auctions. For the semi-annual period, the yield of the 10-year Treasury security declined from 6.44% on December 31, 1999 to 6.03% on June 30, 2000.

     Municipal bonds outperformed the taxable domestic bond market during the past six months, returning 4.49% (as measured by the LEHMAN MUNICIPAL INDEX) versus the LEHMAN AGGREGATE INDEX'S 3.98% on a pre-tax basis. Overall, the tone in the market during the period was extremely positive as the result of continued strong demand from individual/retail investors coupled with a slowdown in new issuance. During 1999, households increased their holdings of individual municipal bonds by over $40 billion while mutual funds saw net outflows. Offsetting the large amount of mutual fund outflows during the first quarter of 2000 was a 22% decline in overall new municipal bond issuance YTD for the same period, led by a 68% drop in refunding volume. Refunding volume was down due to the relatively higher interest rates experienced during the first half of 2000 when compared to the first half of 1999, while new money issuance has declined because the strong economy has led to full coffers at most municipalities.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

     The Trust's portfolio is actively managed to diversify exposure to various sectors, issuers, revenue sources and security types. BlackRock's investment strategy emphasizes a relative value approach, which allows the Trust to capitalize upon changing market conditions by rotating municipal sectors and coupons. Additionally, the Trust emphasizes securities whose maturity dates match the termination date of the Trust.

     Over the period, trading activity in the Trust remained relatively low, as many of the securities in the Trust's portfolio continued to trade at prices above current cost. As trading activity that results in the Trust realizing a capital gain could require a taxable distribution, we continue to believe that waiting to restructure the portfolio in a higher interest rate environment is the most prudent portfolio management strategy. We reduced our position in Hospital Bonds to add to the county, city and state general obligation sector. At present, we are confident that the Trust is on schedule to achieve its primary investment objective of returning $15 per share upon termination and will continue to seek investment opportunities in the municipal market.

     During the period the Trust issued $65,000,000 in additional preferred shares. The Trust employs leverage to enhance its income by borrowing at short-term municipal rates and investing the proceeds in longer maturity issues that have higher yields. The degree to which the Trust can benefit from its use of leverage may affect its ability to pay high monthly income. As of June 30, 2000, the Trust's leverage amount was 38% of total assets.

     The following chart compares the Trust's current and December 31, 1999 asset composition:

--------------------------------------------------------------------------------
              THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC.
--------------------------------------------------------------------------------
     SECTOR                           JUNE 30, 2000    DECEMBER 31, 1999
--------------------------------------------------------------------------------
     County, City & State                  25%                22%
--------------------------------------------------------------------------------
     Utility/Power                         21%                22%
--------------------------------------------------------------------------------
     Hospital                              12%                15%
--------------------------------------------------------------------------------
     Education                             11%                11%
--------------------------------------------------------------------------------
     Transportation                         7%                 6%
--------------------------------------------------------------------------------
     Lease Revenue                          5%                 6%
--------------------------------------------------------------------------------
     Water & Sewer                          5%                 6%
--------------------------------------------------------------------------------
     Tax Revenue                            5%                 5%
--------------------------------------------------------------------------------
     Special District                       5%                 3%
--------------------------------------------------------------------------------
     Housing                                3%                 3%
--------------------------------------------------------------------------------
     Industrial & Pollution Control         1%                 1%
--------------------------------------------------------------------------------

     We look forward to managing the Trust to benefit from the opportunities available in the fixed income markets and to meet its investment objectives. We thank you for your investment in the BlackRock Insured Municipal 2008 Term Trust Inc. Please feel free to contact our marketing center at (800) 227-7BFM (7236) if you have specific questions which were not addressed in this report.


Sincerely,


/s/ Robert S. Kapito                    /s/ Kevin M. Klingert
--------------------                    ---------------------
Robert S. Kapito                        Kevin M. Klingert
Vice Chairman and Portfolio Manager     Managing Director and Portfolio Manager
BlackRock Advisors, Inc.                BlackRock Advisors, Inc.


--------------------------------------------------------------------------------
              THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC.
--------------------------------------------------------------------------------
   Symbol on New York Stock Exchange:                                 BRM
--------------------------------------------------------------------------------
   Initial Offering Date:                                     September 18, 1992
--------------------------------------------------------------------------------
   Closing Stock Price as of 6/30/00:                               $14.125
--------------------------------------------------------------------------------
   Net Asset Value as of 6/30/00:                                   $16.03
--------------------------------------------------------------------------------
   Yield on Closing Stock Price as of 6/30/00 ($14.125)(1):           5.63%
--------------------------------------------------------------------------------
   Current Monthly Distribution per Common Share(2):              $0.06625
--------------------------------------------------------------------------------
   Current Annualized Distribution per Common Share(2):           $0.79500
--------------------------------------------------------------------------------

----------

(1) Yield on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.

(2)  Distribution is not constant and is subject to change.

--------------------------------------------------------------------------------
THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC.
PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
           PRINCIPAL                                                                                   OPTION
            AMOUNT                                                                                       CALL              VALUE
  RATING*    (000)                                 DESCRIPTION                                        PROVISIONS+         (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------------------
                     LONG-TERM INVESTMENTS--160.4%
                     ALABAMA--0.3%
  AAA    $  1,905    Mobile Impvt. Wt., Zero Coupon, 8/15/08, MBIA .............................    8/02 @ 71.587      $   1,222,591
                                                                                                                        ------------
                     ARIZONA--0.6%
  AAA       4,000    Chandler, G.O., Zero Coupon, 7/01/08, FGIC ................................     No Opt. Call          2,655,880
                                                                                                                        ------------
                     CALIFORNIA--0.5%
   AAA      1,890    California Hlth. Fac. Fin. Auth. Rev., Marin Gen. Hosp.,
                       Ser. A, 5.75%, 8/01/09, FSA .............................................      8/03 @ 102           1,965,789
                                                                                                                           ---------
                     COLORADO--12.3%
  AAA       2,000    E-470 Pub. Hwy. Auth. Rev., Ser. B, Zero Coupon, 9/01/11, MBIA ............     No Opt. Call          1,095,460
  AAA      30,205++  Jefferson Cnty. Sch. Dist. No. R-001, G.O., 6.25%, 12/15/02, AMBAC ........         N/A              31,591,410
  AAA       6,965    Regl. Transn. Dist. C.O.P., Transit Vehicles Proj. Ser. A,
                       5.00%, 6/01/08, MBIA ....................................................      6/07 @ 101           6,942,433
  AAA      13,285++  Univ. of Colorado, Hosp. Auth. Rev., Ser. A, 6.25%, 11/15/02, AMBAC .......         N/A              13,998,139
                                                                                                                        ------------
                                                                                                                          53,627,442
                                                                                                                        ------------
                     DISTRICT OF COLUMBIA--8.5%
                     Dist. of Columbia, G.O.,
  AAA       2,800      Ser. B, 5.50%, 6/01/09, FSA .............................................    No Opt. Call           2,863,616
  AAA      17,950++    Ser. B, 6.30%, 6/01/02, MBIA ............................................        N/A               18,801,369
  AAA      10,000      Ser. B-1, 5.50%, 6/01/08, AMBAC .........................................    No Opt. Call          10,231,400
  AAA         115++    Ser. E, 5.875%, 6/01/03, MBIA ...........................................        N/A                  120,375
  AAA       2,955      Ser. E, 5.875%, 6/01/08, MBIA ...........................................     6/03 @ 102            3,046,782
  AAA       2,000    Dist. of Columbia, Hosp. Rev., Children's Hosp.,
                       Ser. A, 6.25%, 7/15/08, FGIC ............................................      7/02 @ 102           2,072,860
                                                                                                                        ------------
                                                                                                                          37,136,402
                                                                                                                        ------------
                     GEORGIA--2.9%
  AAA       7,000++  Atlanta, C.O.P., Pretrial Det. Ctr., 6.25%, 12/01/02, MBIA ................         N/A               7,380,100
  AAA       5,000    Georgia St., G.O., Ser. E, 5.25%, 2/01/10 .................................     No Opt. Call          5,087,700
                                                                                                                        ------------
                                                                                                                          12,467,800
                                                                                                                        ------------
                     HAWAII--1.0%
  AAA       4,260    Honolulu Cnty., G.O., Ser. A, 5.80%, 1/01/07, FGIC ........................     No Opt. Call          4,441,433
                                                                                                                        ------------
                     ILLINOIS--15.5%
  AAA      14,205    Chicago O' Hare Intl. Arprt. Rev., Ser. A, 6.25%, 1/01/08, MBIA ...........      1/05 @ 102          15,073,210
  AAA       3,105    Chicago Pub. Bldg. Comm. Bldg. Rev., Ser. A, Zero Coupon, 1/01/07, MBIA ...         ETM               2,210,232
                     Chicago Sch. Fin. Auth., G.O., Ser. A, FGIC,
  AAA      13,000      6.25%, 6/01/07 ..........................................................      6/02 @ 102          13,524,940
  AAA       9,150      6.25%, 6/01/09 ..........................................................      6/02 @ 102           9,534,758
   Aaa      5,980    Cook Cnty. High Sch. Dist. No. 201-J, Sterling Morton Twnsp.,
                       Zero Coupon, 12/01/09, FGIC .............................................     No Opt. Call          3,622,564
  AAA       8,985    Du Page Cnty. Fst. Presv. Dist., Zero Coupon, 11/01/08 ....................     No Opt. Call          5,784,453
  AAA      11,000++  Illinois Hlth. Fac. Auth. Rev., Alexian Med. Ctr. Proj.,
                       Ser. A, 6.35%, 1/01/02, MBIA ............................................         N/A              11,474,100
                     Met. Pier & Expo. Auth. Ded. St. Tax Rev. Auth., FGIC,
  AAA       1,570      Ser. A, Zero Coupon, 6/15/08 ............................................         ETM               1,029,904
  AAA       8,600      Ser. A, Zero Coupon, 6/15/08 ............................................     No Opt. Call          5,561,362
                                                                                                                        ------------
                                                                                                                          67,815,523
                                                                                                                        ------------
                     INDIANA        --2.4%
                     Indiana Hlth. Fac. Fin. Auth. Hosp. Rev. & Impvt., Ancilla Sys. Inc., MBIA,
   NR       1,805++  Ser. A, 6.25%, 7/01/02 ....................................................         N/A               1,891,062
   NR       3,860    Ser. A, 6.25%, 7/01/08 ....................................................      7/02 @ 102           4,010,424
   NR       1,385++  Ser. B, 6.25%, 7/01/02 ....................................................         N/A               1,451,037
   NR       2,965    Ser. B, 6.25%, 7/01/08 ....................................................      7/02 @ 102           3,080,546
                                                                                                                        ------------
                                                                                                                          10,433,069
                                                                                                                        ------------

                       See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------------------------
           PRINCIPAL                                                                                   OPTION
            AMOUNT                                                                                       CALL              VALUE
  RATING*    (000)                                 DESCRIPTION                                        PROVISIONS+         (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------------------
                     IOWA--1.0%
  AAA    $    305    Iowa Fin. Auth., Sngl. Fam. Mtge. Rev., Ser. F, 6.35%, 7/01/09, AMBAC .....      1/03 @ 102        $    312,347
  AAA       4,195    Muscatine, Elec. Rev., 5.00%, 1/01/08, FSA ................................      1/00 @ 100           4,171,634
                                                                                                                        ------------
                                                                                                                           4,483,981
                                                                                                                        ------------
                     KENTUCKY--0.6%
  AAA       3,890    Owensboro, Elec. Lt. & Pwr. Rev., Ser. B, Zero Coupon, 1/01/09, AMBAC .....     No Opt. Call          2,488,589
                                                                                                                        ------------
                     LOUISIANA--1.2%
   AAA      5,000++  Louisiana Pub. Fac. Auth. Hosp. Rev., Lafayette Gen. Med. Ctr. Proj.,
                       6.30%, 10/01/02, FSA ....................................................         N/A               5,254,350
                                                                                                                        ------------
                     MASSACHUSETTS--4.9%
  AAA       4,465++  Chelsea, Sch. Proj. Loan, 6.00%, 6/15/04, AMBAC ...........................         N/A               4,744,196
                     Massachusetts Bay Trans. Auth. Rev., Ser. B, MBIA,
  AAA         200++    6.00%, 3/01/03 ..........................................................         N/A                 210,038
  AAA       5,800      6.00%, 3/01/10 ..........................................................      3/03 @ 102           6,020,690
  AAA      10,000    Massachusetts St. Hsg. Fin. Agcy. Hsg. Proj.,
                       Ser. A, 5.95%, 10/01/08, AMBAC ..........................................      4/03 @ 102          10,255,800
                                                                                                                        ------------
                                                                                                                          21,230,724
                                                                                                                        ------------
                     MICHIGAN--4.6%
                     Lake Orion, Cmnty. Sch. Dist., AMBAC,
  AAA       3,290++    6.60%, 5/01/05 ..........................................................         N/A               3,568,005
  AAA       3,285++    6.70%, 5/01/05 ..........................................................         N/A               3,576,577
  AAA       8,920++  Michigan St. Bldg. Auth. Rev., Fac. Proj.,
                       Ser. IIA, 6.25%, 10/01/02, AMBAC ........................................         N/A               9,383,929
  AAA       3,400    Wyandotte, Elec. Rev., 6.25%, 10/01/08, MBIA ..............................     No Opt. Call          3,624,468
                                                                                                                        ------------
                                                                                                                          20,152,979
                                                                                                                        ------------
                     MISSOURI--1.7%
   AAA      7,350    Kansas City, Sch. Dist. Bldg. Corp. Leasehold Rev., Cap. Impvts. Proj.,
                       Ser. A, 6.50%, 2/01/08, FGIC ............................................      2/01 @ 102           7,558,299
                                                                                                                        ------------
                     NEVADA--3.9%
  AAA       6,490++  Clark Cnty. Fld. Ctrl., 6.30%, 11/01/01, AMBAC ............................         N/A               6,691,969
                     Washoe Cnty. Arpt. Auth. Rev., Ser. B, MBIA,
  AAA       3,135      5.70%, 7/01/07 ..........................................................      7/03 @ 102           3,222,686
  AAA       2,645      5.75%, 7/01/08 ..........................................................      7/03 @ 102           2,720,038
  AAA       4,135++  Washoe Cnty. Sch. Dist., G.O., Ser. A, 6.20%, 10/01/02, AMBAC .............         N/A               4,303,915
                                                                                                                        ------------
                                                                                                                         16,938,608
                                                                                                                        ------------
                     NEW JERSEY--13.1%
  AAA      30,275    New Jersey Econ. Dev. Auth., Mkt. Trans. Fac. Rev.,
                       Ser. A, 5.80%, 7/01/08, MBI  7/04 @ 102          31,715,787
                     New Jersey St. G.O., Ser. D, MBIA,
  AAA       8,370++    6.00%, 2/15/03 ..........................................................         N/A               8,775,694
  AAA      16,125      6.00%, 2/15/09 ..........................................................      2/03 @ 102          16,807,410
                                                                                                                        ------------
                                                                                                                          57,298,891
                                                                                                                        ------------
                     NEW YORK--12.7%
                     New York City G.O., MBIA,
  AAA       5,000      Ser. E, 6.125%, 8/01/06 .................................................     No Opt. Call          5,311,750
  AAA      15,500      Ser. E, 6.20%, 8/01/07 ..................................................     No Opt. Call         16,604,840
  AAA       5,000      Ser. G, 5.75%, 2/01/08 ..................................................     2/06 @ 101.5          5,224,250
  AAA      15,915    New York St., G.O., Ser. F, 5.25%, 9/15/09, MBIA ..........................      9/08 @ 101          16,172,505
                     New York St. Environ. Fac. Corp., P.C.R., Ser. D,
  AAA       5,945      6.50%, 5/15/07 ..........................................................     11/04 @ 102           6,400,208
  AAA       2,245      6.50%, 11/15/07 .........................................................     11/04 @ 102           2,416,900
   AAA      3,395    New York St. Thruway Auth. Svc. Contract Rev., Local Hwy. & Brdg. Ser. A,
                       5.40%, 1/01/09, MBIA ....................................................      1/05 @ 102           3,463,273
                                                                                                                        ------------
                                                                                                                          55,593,726
                                                                                                                        ------------

                       See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------------------------
           PRINCIPAL                                                                                   OPTION
            AMOUNT                                                                                       CALL              VALUE
  RATING*    (000)                                 DESCRIPTION                                        PROVISIONS+         (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------------------
                     NORTH CAROLINA--8.5%
  AAA    $  1,000++  Cumberland Cnty. C.O.P., Civic Ctr. Proj., Ser. A, 6.375%, 12/01/04, AMBAC          N/A            $  1,081,750
                     North Carolina Eastn. Mun. Pwr. Agcy. Sys. Rev., Ser. B,
  AAA      13,500      6.125%, 1/01/09, FGIC ...................................................     No Opt. Call         14,274,090
  AAA       5,000      7.00%, 1/01/08, CAPMAC ..................................................     No Opt. Call          5,546,250
  AAA      14,675      7.25%, 1/01/07, CAPMAC ..................................................     No Opt. Call         16,347,070
                                                                                                                        ------------
                                                                                                                          37,249,160
                                                                                                                        ------------
                     NORTH DAKOTA--1.1%
  AAA       4,450++  Bismark Hosp. Rev., St. Alexius Med. Ctr., 6.90%, 5/01/01, AMBAC ..........         N/A               4,623,728
                                                                                                                        ------------
                     OHIO--2.3%
  AAA       2,410++  Cleveland, G.O., 6.40%, 11/15/04, MBIA ....................................         N/A               2,602,993
  AAA       6,095    Hamilton City, Elec. Sys. Rev., Ser. A, 6.125%, 10/15/08, FGIC ............     10/02 @ 102           6,365,191
  AAA       1,000++  Ohio St. Bldg. Auth. Fac. Rev., Juvenile Correctional Proj.,
                       6.50%, 10/01/04, AMBAC ..................................................         N/A               1,082,340
                                                                                                                        ------------
                                                                                                                          10,050,524
                                                                                                                        ------------
                     PENNSYLVANIA--13.3%
  AAA       4,000    Allegheny Cnty. Hosp. Dev. Auth. Rev., Magee Women's Hosp.,
                       6.25%, 10/01/08, FGIC ...................................................     10/02 @ 102           4,186,200
  AAA      15,000    Dauphin Cnty. Gen. Auth. Hosp. Rev., HAPSCO-Western Pennsylvania Hosp. Proj.,
                       6.25%, 7/01/08, MBIA ....................................................      7/02 @ 102          15,657,000
  AAA       6,600    Erie Cnty. Hosp. Auth. Rev., St. Vincent Hlth. Ctr. Proj.,
                       Ser. A, 6.25%, 7/01/08, MBIA ............................................      7/02 @ 102           6,889,080
  AAA       3,500    Indiana Cnty. Indl. Dev. Auth. P.C.R., New York St. Elec. & Gas  Corp.,
                       Ser. A, 6.00%, 6/01/06, MBIA ............................................     No Opt. Call          3,690,715
  AAAA      6,500    Pennsylvania Hsg. Fin. Agcy. Rev., Rental Hsg.,
                       Ser. C, 6.25%, 7/01/07, FNMA ............................................      7/02 @ 102           6,701,370
  AAA       7,450++  Pennsylvania St., G.O., Ser. A, 6.50%, 11/01/01, FGIC .....................         N/A               7,740,625
  AAA       1,500    Philadelphia, Gas Wks. Rev., 5.25%, 7/01/08, FSA ..........................     No Opt. Call          1,520,580
  AAA      10,930++  Pittsburgh, G.O., Ser. D, 6.00%, 9/01/02, AMBAC ...........................         N/A              11,419,336
                                                                                                                        ------------
                                                                                                                          57,804,906
                                                                                                                        ------------
                     TEXAS--26.8%
  AAA      13,000++  Austin Pub. Impvt., G.O., 6.10%, 9/01/02, AMBAC ...........................         N/A              13,386,360
                     Austin Util. Sys. Rev.,
  AAA      11,515      Ser. A, Zero Coupon, 11/15/08, MBIA .....................................     No Opt. Call          7,422,339
  AAA       5,000      Ser. A, Zero Coupon, 11/15/09, AMBAC ....................................     No Opt. Call          3,047,150
  AAA       5,000      Ser. A, Zero Coupon, 11/15/09, MBIA .....................................     No Opt. Call          3,047,150
  AAA       7,000      6.25%, 11/15/08, AMBAC ..................................................     11/02 @ 102           7,335,650
  AAA       5,000      6.625%, 11/15/08, AMBAC .................................................     No Opt. Call          5,524,900
                     Baytown, G.O., AMBAC,
  AAA       2,385++    6.40%, 2/01/02 ..........................................................         N/A               2,448,107
  AAA       2,840      6.40%, 2/01/08 ..........................................................      2/02 @ 100           2,904,752
  AAA       9,930    Circle C Mun. Util. Dist. No. 3 Rev., 6.50%, 11/15/09, FGIC ...............     11/01 @ 100          10,138,133
                     Coppell Indpt. Sch. Dist., MBIA,
  AAA       1,430      6.10%, 8/15/09 ..........................................................         ETM               1,531,273
  AAA       2,495      6.10%, 8/15/09 ..........................................................      8/02 @ 100           2,553,632
  AAA       4,390    Houston Indpt. Sch. Dist., Zero Coupon, 8/15/09, AMBAC ....................     No Opt. Call          2,710,957
  AAA      16,135    Houston Wtr. & Swr. Sys. Rev., Jr. Lien, Ser. C, 6.25%, 12/01/09, MBIA ....     12/02 @ 102          16,898,185
  AAA       6,000    San Antonio Elec. & Gas Rev., Ser. B, Zero Coupon, 2/01/10, FGIC ..........         ETM               3,602,820
                     Texas Mun. Pwr. Agcy. Rev.,
  AAA      15,000      Zero Coupon, 9/01/08, AMBAC .............................................     No Opt. Call          9,773,400
  AAA      16,175      Zero Coupon, 9/01/09, AMBAC .............................................     No Opt. Call          9,965,094
  AAA       7,000      5.00%, 9/01/10, FGIC ....................................................      9/04 @ 100           6,892,270
  AAA       5,900    Texas St. Pub. Fin. Auth. Bldg. Rev., Ser. B, 6.25%, 2/01/09, AMBAC .......     No Opt. Call          6,358,666
  AAA       2,275    Ysleta Indpt. Sch. Dist. Rev., Zero Coupon, 8/15/08, PSFG .................     No Opt. Call          1,485,757
                                                                                                                        ------------
                                                                                                                         117,026,595
                                                                                                                        ------------

                       See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------------------------
           PRINCIPAL                                                                                   OPTION
            AMOUNT                                                                                       CALL              VALUE
  RATING*    (000)                                 DESCRIPTION                                        PROVISIONS+         (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------------------
                     UTAH--3.6%
  AAA    $  3,500    Intermountain Pwr. Agcy. Rev., Ser. B, 6.00%, 7/01/07, MBIA ...............     No Opt. Call       $  3,701,950
  AAA       1,550    Salt Lake Cnty. Mun. Bldg. Auth. Lease Rev., Ser. A, 6.05%, 10/01/08, MBIA      10/04 @ 101           1,622,540
  AAA      10,300    Utah St., G.O., Ser. F, 5.00%, 7/01/10 ....................................      7/07 @ 100          10,215,128
                                                                                                                        ------------
                                                                                                                          15,539,618
                                                                                                                        ------------
                     WASHINGTON--14.4%
  AAA      12,850    King Cnty., G.O., Ser. D, 5.55%, 12/01/08, MBIA ...........................     12/07 @ 102          13,268,782
                     Snohomish Cnty. Sch. Dist., G.O., MBIA,
  AAA       2,235++    6.10%, 12/01/03 .........................................................         N/A               2,364,585
  AAA       1,765      6.10%, 12/01/08 .........................................................     12/03 @ 102           1,848,520
                     Washington St. Hlth. Care Fac. Auth. Rev., MBIA,
  AAA       1,010      Catholic Health Initiatives A, 5.30%, 12/01/08 ..........................     No Opt. Call          1,014,121
  AAA       1,000      Catholic Health Initiatives A, 5.40%, 12/01/10 ..........................      6/10 @ 101           1,001,060
  AAA       9,000      Virginia Mason Oblig. Group, 6.30%, 2/15/09 .............................      2/03 @ 102           9,397,620
                     Washington St. Pub. Pwr. Supply Sys. Rev.,
  AAA       3,000      Nuclear Proj. No. 2, 5.55%, 7/01/10, FGIC ...............................      7/03 @ 102           3,008,160
  AAA      11,000      Nuclear Proj. No. 2, Ser. A, 5.80%, 7/01/07, FSA ........................     No Opt. Call         11,447,040
  AAA      13,635      Nuclear Proj. No. 2, Ser. A, 6.25%, 7/01/09, MBIA .......................      7/02 @ 102          14,221,578
  AAA       5,550      Nuclear Proj. No. 3, Zero Coupon, 7/01/07, BIGI .........................     No Opt. Call          3,823,228
  AAA       2,000      Nuclear Proj. No. 3, Zero Coupon, 7/01/08, BIGI .........................     No Opt. Call          1,302,320
                                                                                                                        ------------
                                                                                                                          62,697,014
                                                                                                                        ------------
                     WEST VIRGINIA--2.7%
  AAA      11,600    West Virginia St. Pkwys. Econ. Dev. & Tourism Auth., 5.70%, 5/15/09, FGIC .      5/03 @ 102          11,820,864
                                                                                                                        ------------
                     TOTAL LONG-TERM INVESTMENTS (COST $664,842,593) ...........................                         699,578,485
                                                                                                                        ------------

                       See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------------------------
           PRINCIPAL                                                                                   OPTION
            AMOUNT                                                                                       CALL              VALUE
  RATING*    (000)                                 DESCRIPTION                                        PROVISIONS+         (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------------------
                     SHORT-TERM INVESTMENTS**
                     NEW YORK
  A-1+      $  50    Long Island Pwr. Auth. New York Elec. Sys. Rev., Sub. Ser. 5,
                       4.40%, 7/03/00, FRDD ....................................................         N/A           $     50,000
                     TEXAS
  A-1+         85    Harris Cnty. Texas Hlth. Fac. Dev. Corp. Rev., St. Lukes Episcopal Hosp.,
                       Ser. A, 4.55%, 7/03/00, FRDD ............................................         N/A                 85,000
                     WASHINGTON
  A-1+         50    Washington St. Hlth. Care Fac. Auth. Rev., Sisters of Providence Ser. B,
                       4.45%, 7/03/00, FRDD ....................................................         N/A                 50,000
                                                                                                                       ------------
                     TOTAL SHORT-TERM INVESTMENTS (COST $185,000)                                                           185,000
                                                                                                                       ------------
                     TOTAL INVESTMENTS--160.4% (COST $665,027,593)                                                      699,763,485
                     Other assets in excess of liabilities--1.7%                                                          7,413,467
                     Liquidation value of preferred stock--(62.1)%                                                     (271,000,000)
                                                                                                                       ------------
                     NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS--100%                                                $436,176,952
                                                                                                                       ============

----------

*    Using the higher of Standard & Poor's, Moody's or Fitch's rating.

** For purposes of amortized cost valuation, the maturity date of these instruments is considered to be the earlier of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.

+ Option call provisions: date (month/year) and price of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

++   This bond is prerefunded. See glossary for definition.


-----------------------------------------------------------------------------------------------------------------------------------
                              THE FOLLOWING ABBREVIATIONS ARE USED IN PORTFOLIO DESCRIPTIONS:
           AMBAC -- American Municipal Bond Assurance Corporation       FRDD -- Floating Rate Daily Demand**
            BIGI -- Bond Investors Guaranty Insurance Company            FSA -- Financial Security Assurance
          CAPMAC -- Capital Markets Assurance Company                   G.O. -- General Obligation
          C.O.P. -- Certificate of Participation                        MBIA -- Municipal Bond Insurance Association
             ETM -- Escrowed to Maturity                              P.C.R. -- Pollution Control Revenue
            FGIC -- Financial Guaranty Insurance Company                PSFG -- Permanent School Fund Guaranty
            FNMA -- Federal National Mortgage Association
-----------------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INSURED
MUNICIPAL 2008 TERM TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $665,027,593)
(Note 1) .......................................................   $699,763,485
Interest receivable ............................................     10,987,712
Receivable for investments sold ................................        195,000
Other assets ...................................................         29,906
                                                                   ------------
                                                                    710,976,103
                                                                   ------------
LIABILITIES
Dividends payable--common stock ................................      1,802,470
Due to custodian ...............................................      1,074,127
Dividends payable--preferred stock .............................        262,106
Offering costs payable--preferred stock ........................        236,383
Advisory fee payable (Note 2) ..................................        202,945
Administration fee payable (Note 2) ............................         57,984
Other accrued expenses .........................................        163,136
                                                                   ------------
                                                                      3,799,151
                                                                   ------------
NET INVESTMENT ASSETS ..........................................   $707,176,952
                                                                   ============
Net investment assets were comprised of:
  Common stock:
    Par value (Note 4) .........................................   $    272,071
    Paid-in capital in excess of par ...........................    377,481,620
  Preferred stock (Note 4) .....................................    271,000,000
                                                                   ------------
                                                                    648,753,691

  Undistributed net investment income ..........................     24,152,760
  Accumulated net realized loss ................................       (465,391)
  Net unrealized appreciation ..................................     34,735,892
                                                                   ------------
  Net investment assets, June 30, 2000 .........................   $707,176,952
                                                                   ============
  Net assets applicable to common shareholders .................   $436,176,952
                                                                   ============
  Net asset value per common share:
    ($436,176,952 / 27,207,093 shares of
    common stock issued and outstanding) .......................   $      16.03
                                                                   ============

--------------------------------------------------------------------------------
THE BLACKROCK INSURED
MUNICIPAL 2008 TERM TRUST INC.
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
  Interest and discount earned .................................   $ 19,587,170
                                                                   ------------

Expenses
  Investment advisory ..........................................      1,186,163
  Administration ...............................................        338,904
  Auction agent ................................................        325,000
  Reports to shareholders ......................................        117,500
  Legal ........................................................         75,000
  Custodian ....................................................         64,500
  Directors ....................................................         36,500
  Independent accountants ......................................         29,000
  Registration .................................................         16,000
  Transfer agent ...............................................         15,000
  Miscellaneous ................................................         86,642
                                                                   ------------
      Total expenses ...........................................      2,290,209
                                                                   ------------
Net investment income ..........................................     17,296,961
                                                                   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments ...............................       (125,613)
Net change in unrealized appreciation
  on investments ...............................................        407,534
                                                                   ------------
Net gain on investments ........................................        281,921
                                                                   ------------

NET INCREASE IN NET INVESTMENT
  ASSETS RESULTING FROM OPERATIONS .............................   $ 17,578,882
                                                                   ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC.
STATEMENTS OF CHANGES IN NET INVESTMENT ASSETS (UNAUDITED)
--------------------------------------------------------------------------------

                                                SIX MONTHS ENDED    YEAR ENDED
                                                    JUNE 30,       DECEMBER 31,
                                                      2000             1999
                                                -------------    -------------
INCREASE (DECREASE) IN NET INVESTMENT ASSETS
OPERATIONS:
  Net investment income ......................   $  17,296,961    $  33,039,797
  Net realized loss on investments ...........        (125,613)         (33,995)
  Net change in unrealized appreciation
    on investments ...........................         407,534      (33,645,451)
                                                 -------------    -------------

         Net increase (decrease) in net
           investment assets resulting
           from operations ...................      17,578,882         (639,649)
                                                 -------------    -------------
DIVIDENDS:
  To common shareholders from net
    investment income ........................     (10,814,582)     (21,629,233)
  To preferred shareholders from net
    investment income ........................      (4,934,600)      (6,652,978)
                                                 -------------    -------------
         Total dividends .....................     (15,749,182)     (28,282,211)
                                                 -------------    -------------
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from additional issuance
    of preferred shares ......................      64,032,840               --
                                                 -------------    -------------
      Total increase (decrease) ..............      65,862,540      (28,921,860)
                                                 -------------    -------------

NET INVESTMENT ASSETS
Beginning of period ..........................     641,314,412      670,236,272
                                                 -------------    -------------
End of period (including undistributed
  net investment income of $24,152,760 and
  $22,604,981, respectively) .................   $ 707,176,952    $ 641,314,412
                                                 =============    =============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC.
FINANCIAL HIGHLIGHTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                        SIX MONTHS ENDED                  YEAR ENDED DECEMBER 31,
                                                            JUNE 30,      --------------------------------------------------------
PER COMMON SHARE OPERATING PERFORMANCE:                      2000           1999        1998        1997        1996        1995
                                                           --------       --------    --------    --------    --------    --------
Net asset value, beginning of the period ................  $  16.00       $  17.06    $  16.80    $  15.90    $  16.08    $  13.88
                                                           --------       --------    --------    --------    --------    --------
Net investment income ...................................       .64           1.21        1.20        1.18        1.17        1.19
Net realized and unrealized gain (loss)
  on investments ........................................       .01          (1.23)        .11         .78        (.27)       2.21
                                                           --------       --------    --------    --------    --------    --------
Net increase (decrease) from investment operations ......       .65           (.02)       1.31        1.96         .90        3.40
                                                           --------       --------    --------    --------    --------    --------
Dividends and distributions:
  Dividends from net investment income to:
    Common shareholders .................................      (.40)          (.80)       (.80)       (.79)       (.79)       (.83)
    Preferred shareholders ..............................      (.18)          (.24)       (.25)       (.27)       (.25)       (.28)
  Distributions from net realized gain
    on investments to:
    Common shareholders .................................        --             --          --          --        (.03)       (.06)
    Preferred shareholders ..............................        --             --          --          --        (.01)       (.02)
  Distributions in excess of net realized
    gain on investments to:
    Common shareholders .................................        --             --          **          **          **        (.01)
    Preferred shareholders ..............................        --             --          **          **          **          **
                                                           --------       --------    --------    --------    --------    --------
Total dividends and distributions .......................      (.58)         (1.04)      (1.05)      (1.06)      (1.08)      (1.20)
                                                           --------       --------    --------    --------    --------    --------
Capital charge with respect to issuance
    of preferred shares .................................      (.04)            --          --          --          --          --
                                                           --------       --------    --------    --------    --------    --------
Net asset value, end of period* .........................  $  16.03       $  16.00    $  17.06    $  16.80    $  15.90    $  16.08
                                                           ========       ========    ========    ========    ========    ========
Market value, end of period* ............................  $  14.13       $  13.75    $  16.13    $  15.25    $  14.50    $  13.50
                                                           ========       ========    ========    ========    ========    ========
TOTAL INVESTMENT RETURN+ ................................      5.71%        (10.14)%     11.21%      10.97%      13.56%      17.64%
                                                           ========       ========    ========    ========    ========    ========

RATIOS TO AVERAGE NET ASSETS OF COMMON
  SHAREHOLDERS:
Expenses++ ..............................................      1.06%+++        .93%        .88%        .92%        .95%        .95%
Net investment income before preferred
  stock dividends++ .....................................      8.06%+++       7.30%       7.10%       7.19%       7.32%       7.74%
Preferred stock dividends ...............................      2.30%+++       1.47%       1.49%       1.03%       1.64%       1.97%
Net investment income available to
  common shareholders ...................................      5.76%+++       5.83%       5.61%       5.56%       5.68%       5.77%

SUPPLEMENTAL DATA:
Average net assets of common shareholders
  (in thousands) ........................................  $431,808       $452,317    $458,993    $444,895    $434,692    $417,017
Portfolio turnover ......................................         2%             1%          0%         11%          8%         27%
Net assets of common shareholders, end of period
  (in thousands) ........................................  $436,177       $435,314    $464,236    $457,192    $432,609    $437,470
Preferred stock outstanding (in thousands) ..............  $271,000       $206,000    $206,000    $206,000    $206,000    $206,000
Asset coverage per share of preferred stock,
  end of period .........................................  $ 65,262       $ 77,857    $ 81,361    $ 80,508    $ 77,525    $ 78,112


----------

* Net asset value and market value are published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.

** Actual amount paid to common shareholders was $0.005235 , $0.004814, and $0.00271 for the years ended December 31, 1998, 1997, and 1996, respectively. Actual amount paid to preferred shareholders was $0.001696, $0.00154, $0.00084 and $0.002929 per common share for the years ended December 31, 1998, 1997, 1996 and 1995, respectively.

+ Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of the period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment returns for periods less than one full year are not annualized.

++ Ratios are calculated on the basis of income and expenses applicable to both the common and preferred stock, relative to the average net assets of common stockholders.

+++  Annualized

The information above represents the unaudited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for Trust's common shares.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INSURED
MUNICIPAL 2008 TERM TRUST INC.
NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION & ACCOUNTING POLICIES

The BlackRock Insured Municipal 2008 Term Trust Inc. (the "Trust"), was orga-nized in Maryland on August 7, 1992 as a diversified, closed-end management investment company. The Trust's investment objective is to manage a diversified portfolio of high quality securities that will return $15 per share to investors on or about December 31, 2008 while providing current income exempt from regular federal income tax. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in the specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

     The following is a summary of significant accounting policies followed by the Trust:

SECURITIES VALUATION: Municipal securities (including commitments to purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. Short-term securities are valued at amortized cost. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust amortizes premium and accretes original issue discount on securities purchased using the interest method.

FEDERAL INCOME TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income to shareholders. For this reason and because substantially all of the Trust's gross income consists of tax-exempt interest, no Federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 4.

ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

DEFERRED COMPENSATION PLAN: Under a deferred compensation plan approved by the Board of Directors on February 24, 2000, non-interested Directors may elect to defer receipt of all or a portion of their annual compensation.

     Deferred amounts earn a return as though equivalent dollar amounts had been invested in common shares of other BlackRock funds selected by the Directors. This has the same economic effect as if the Directors had invested the deferred amounts in such other BlackRock funds.

     The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust. The Trust may, however, elect to invest in common shares of those funds selected by the Directors in order to match its deferred compensation obligations.

NOTE 2. AGREEMENTS

The Trust has an Investment Advisory Agreement with BlackRock Advisors, Inc., (the "Advisor"), which is a wholly-owned subsidiary of BlackRock, Inc., which in turn is an indirect majority-owned subsidiary of PNC Financial Services Group, Inc. The Trust has an Administration Agreement with Princeton Administrators, L.P. (the "Administrator"), an indirect wholly-owned affiliate of Merrill Lynch & Co., Inc.

     The investment advisory fee paid to the Advisor is computed weekly and payable monthly at an annual rate of 0.35% of the Trust's average weekly net investment assets. The administration fee paid to the Administrator is also computed weekly and payable monthly at an annual rate of 0.10% of the Trust's average weekly net investment assets.

     Pursuant to the agreements, the Advisor provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Advisor. The Administrator pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO SECURITIES

Purchases and sales of investments, other than short-term investments, for the six months ended June 30, 2000, aggregated $77,626,133 and $12,451,089, respectively.

     The federal income tax basis of the Trust's investments at June 30, 2000, was $665,333,376, and accordingly, net unrealized appreciation was $34,430,109 (gross unrealized appreciation--$34,487,649, gross unrealized depreciation--$57,540).

     For federal income tax purposes, the Trust had a capital loss carryforward at December 31, 1999 of approximately $34,000 which will expire in 2007. Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

NOTE 4. CAPITAL

There are 200 million shares of $.01 par value common stock authorized. The Trust may classify or reclassify any unissued shares of common stock into one or more series of preferred stock. Of the 27,207,093 common shares outstanding at June 30, 2000, the Advisor owned 7,093 shares. As of June 30, 2000, there were 10,840 preferred shares outstanding as follows: Series T28--2,060, Series R28--2,060, Series T7--4,660, and Series R7--2,060, which includes 2,600 shares of Series T7 issued on March 10, 2000.

     On March 10, 2000, the Trust reclassified 2,600 shares of common stock and issued an additional 2,600 shares of Series T7 preferred shares. The additional shares issued have identical rights and features of the existing Series T7 preferred shares. Estimated offering costs of $317,160 and underwriting discount of $650,000 have been charged to paid-in capital in excess of the common shares.

     Dividends on Series T7 and R7 are cumulative at a rate which is reset every 7 days based on the results of an auction. Dividends on Series T28 are cumulative at a rate which is reset every 28 days based on the results of an auction. Series R28 paid dividends monthly at a rate established at the initial offer- ing through May 17, 1994. Thereafter, rates on Series R28 reset every 28 days based on results of an auction. Dividend rates ranged from 2.40% to 5.90% during the period ended June 30, 2000.

     The Trust may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

     The Preferred Stock is redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The Preferred Stock is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Articles of Incorporation are not satisfied.

     The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Trust's directors. In addition, the Investment Company Act of 1940 requires that along with approval by stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred stock, voting separately as a class would be required to
(a) adopt any plan of reorganization that would adversely affect the Preferred Stock, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

NOTE 5. DIVIDENDS

     On June 30, 2000, the Board of Directors of the Trust declared a dividend from undistributed earnings of $0.06625 per common share payable, August 1, 2000 to shareholders of record on July 14, 2000.

     For the period July 1, 2000 to July 31, 2000 dividends declared on Preferred Shares totalled $959,405 in aggregate for the four outstanding Preferred Share series.

--------------------------------------------------------------------------------
              THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC.
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

     Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent, as dividend disbursing agent.

     The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the New York Stock Exchange or elsewhere for the participants' accounts. The Trust will not issue any new shares under the Plan.

     Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment for any fraction of a Trust share.

     The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

     The Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The address is on the front of this report.

--------------------------------------------------------------------------------
              THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC.
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

     ANNUAL MEETING OF TRUST SHAREHOLDERS. There have been no material changes in the Trust's Investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's Portfolio.

     The Annual Meeting of Trust Shareholders was held May 18, 2000 to vote on the following matters:

     (1)  To elect two Directors as follows:

          DIRECTORS                                CLASS       TERM     EXPIRING
          ---------                                -----       ----     --------
          Richard E. Cavanagh ................       I       3 years      2003
          James Clayburn La Force Jr. ........       I       3 years      2003

          Directors whose term of office continues beyond this meeting are Andrew F. Brimmer, Kent Dixon, Frank J. Fabozzi, Laurence D. Fink, Walter F. Mondale and Ralph L. Schlosstein.

     (2) To ratify the selection of Deloitte & Touche LLP as independent public accountants of the Trust for the fiscal year ending December 31, 2000.

     Shareholders elected the two Directors and ratified the selection of Deloitte & Touche LLP. The results of the voting was as follows:

                                      VOTES FOR*   VOTES AGAINST*  ABSTENTIONS*

     Richard E. Cavanagh............       8,125           --            55
     James Clayburn La Force Jr.....  19,015,860           --       315,066
     Ratification of
       Deloitte & Touche LLP .......  19,059,314       84,910       186,702

----------

* The votes represent common and preferred shareholders voting as a single class except for the election of Richard E. Cavanagh who was elected by the preferred shareholders.

--------------------------------------------------------------------------------
              THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------


THE TRUST'S INVESTMENT OBJECTIVE:

The BlackRock Insured Municipal2008 Term Trust's investment objective is to provide current income exempt from regular federal income tax and to return $15 per share (the initial public offering price per share) to investors on or about December 31, 2008.

WHO MANAGES THE TRUST?

BlackRock  Advisors,  Inc.  (the  "Advisor")  is  an  SEC-registered  investment advisor. As of June 30, 2000, the Advisor and its affiliates (together, "BlackRock") managed $177 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. Domestic fixed income strategies utilize the government, mortgage, corporate and municipal bond sectors. BlackRock manages twenty-two closed-end funds that are traded on either the New York or American stock exchanges, and a $28 billion family of open-end funds. BlackRock manages over 629 accounts, domiciled in the United States and overseas.

WHAT CAN THE TRUST INVEST IN?

The Trust intends to invest at least 80% of its total assets in a diversified portfolio of municipal obligations insured as to the timely payment of both principal and interest. The Trust may invest up to 20% of its total assets in uninsured municipal obligations which are rated Aaa by Moody's or AAA by S&P, or are determined by the Trust's Advisor to be of comparable credit quality (guaranteed, escrowed or backed in trust).

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

The Advisor will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($15 per share) at maturity. The Advisor will implement a conservative strategy that will seek to closely match the maturity of the assets of the portfolio with the future return of the initial investment at the end of 2008. At the Trust's termination, BlackRock expects that the value of the securities which have matured, combined with the value of the securities that are sold, if any, will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its portfolio of municipal obligations and retaining a small portion of its income each year.

In addition to seeking the return of the initial offering price, the Advisor also seeks to provide current income exempt from regular federal income tax to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive income. In addition, leverage will be used to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Advisor will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date will be reinvested in securities with maturities which coincide with the remaining term of the Trust. It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price. If market conditions, such as interest rate volatility, force a choice between current income and risking the return of the initial offering price, it is likely the return of the initial offering price will be emphasized.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the first business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the Trust through the Trust's transfer agent, State Street Bank and Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN A TERM TRUST

Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the issuance of preferred stock. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the Trust in a declining rate environment, but can cause net assets to decline faster than the market in a rapidly rising rate environment. The Advisor's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should the Advisor consider that reduction to be in the best interests of the shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO TERM TRUSTS

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

RETURN OF INITIAL INVESTMENT. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATION. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

LEVERAGE. The Trust utilizes leverage through the issuance of preferred stock, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BRM) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects only to do so to a limited extent. An investment in these securities involves special risks.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

MUNICIPAL OBLIGATIONS. Municipal obligations include debt obligations issued by states, cities, and local authorities, and possessions and certain territories of the United States to obtain funds for various public purposes, including the construction of public facilities, the refinancing of outstanding obligations and the obtaining of funds for general operating expenses and for loans to other public institutions and facilities. The value of municipal debt securities generally varies inversely with changes in prevailing market interest rates. Depending on the amount of call protection that the securities in the Trust have, the Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ALTERNATIVE MINIMUM TAX (AMT). The Trust may invest in securities subject to AMT. The Trust currently holds no securities that are subject to AMT.

--------------------------------------------------------------------------------
              THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------

CLOSED-END FUND:         Investment  vehicle  which  initially  offers  a  fixed
                         number of shares and trades on a stock exchange. The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

DISCOUNT:                When a fund's net asset value is greater than its stock
                         price the fund is said to be trading at a discount.

DIVIDEND:                Income  generated  by  securities  in a  portfolio  and
                         distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends to common shareholders on a monthly basis.

DIVIDEND REINVESTMENT:   Shareholders  may have all dividends and  distributions
                         of  capital   gains   automatically   reinvested   into
                         additional shares of a fund.

MARKET PRICE:            Price per share of a security  trading in the secondary
                         market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

NET ASSET VALUE (NAV):   Net  asset  value  is the  total  market  value  of all
                         securities  and other  assets  held by the Trust,  plus
                         income   accrued   on  its   investments,   minus   any
                         liabilities including accrued expenses,  divided by the
                         total  number  of   outstanding   shares.   It  is  the
                         underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday and THE WALL STREET
                         JOURNAL on Monday.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

PRE-REFUNDED BONDS:      These securities are collateralized by U.S.  Government
                         securities which are held in escrow and are used to pay
                         principal  and  interest  on the tax  exempt  issue and
                         retire  the  bond  in  full  at  the  date   indicated,
                         typically at a premium to par.

BLACKROCK

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Kevin M. Klingert, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY

INVESTMENT ADVISOR
BlackRock Advisors, Inc.
400 Bellevue Parkway
Wilmington, DE 19809
(800) 227-7BFM

ADMINISTRATOR
Princeton Adminstrators, L.P.
P.O. Box 9095
Princeton, NJ 08543-9095
(800) 543-6217

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North  Quincy,  MA 02171
(800)  699-1BFM

AUCTION  AGENT
Deutsche Bank 4 Albany
Street New York, NY 10006

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036

LEGAL COUNSEL -- INDEPENDENT DIRECTORS
Debevoise & Plimpton
875 Third Avenue
New York, NY 10022

     The accompanying financial statements as of June 30, 2000 were not audited and accordingly, no opinion is expressed on them.

     This report is for shareholder information.This is not a pros- pectus intended for use in the purchase or sale of any securities.

                              THE BLACKROCK INSURED
                         MUNICIPAL 2008 TERM TRUST INC.
                       c/o Princeton Administrators, L.P.
                                  P.O. Box 9095
                            Princeton, NJ 08543-9095
                                 (800) 543-6217


[RECYCLE LOGO] Printed on recycled paper

THE BLACKROCK
INSURED MUNICIPAL
2008 TERM
TRUST INC.
--------------------------
SEMI-ANNUAL REPORT
JUNE 30, 2000

                                                                     09247K-10-9
                                                                     09247K-30-7
                                                                     09247K-20-8
                                                                     09247K-40-6
                                                                     09247K-50-5